UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2009

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item        8.01 Other Events.

Veeco Instruments Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Original 2008 Form 10-K”), filed on March 2, 2009.  Except as set forth below, neither this Report nor the Exhibits hereto reflect any events occurring after the filing of the Original 2008 Form 10-K, or modify or update the disclosures in the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission (“SEC”) subsequent to the filing of the Original 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in the Original 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board (“FASB”) issued Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  FSP APB 14-1 requires issuers of convertible debt that can be settled in cash to separately account for (i.e., bifurcate) a portion of the debt associated with the conversion feature and reclassify this portion to stockholders’ equity.  The liability portion, which represents the fair value of the debt without the conversion feature, is accreted to its face value using the effective interest method by amortizing the discount between the face amount and the fair value.  The amortization is recorded as non-cash interest expense.  FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, and must be applied retrospectively to all periods presented.  We adopted FSP APB 14-1 as of January 1, 2009 and have applied it retrospectively to our 4.125% Convertible Subordinated Notes (“Notes”) for 2008 and 2007, as required.

The Company’s Notes issued April 20, 2007 and due April 15, 2012 are subject to FSP APB 14-1.  As a result, the retrospective application of FSP APB 14-1 affects years 2007 and 2008; the Company is required to record the liability portion of the Notes at their fair value as of the date of issuance and amortize the discount into interest expense over the life of the Notes during the periods in which the Notes are outstanding.  There will be no effect, however, on the Company’s cash interest payments.

Also as previously disclosed in the Original 2008 Form 10-K, in December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51 (“SFAS 160”).  The purpose of SFAS 160 is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements.  The most significant provisions of this statement result in changes to the presentation of noncontrolling interests in the consolidated financial statements.  We implemented SFAS 160 as of January 1, 2009.  The adoption of this statement impacted the manner in which we present noncontrolling interests for all periods included in this report, but did not impact our consolidated financial position or results of operations.

To reflect the Company’s retrospective application of FSP APB 14-1 and SFAS 160, the Company has adjusted in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Report the following financial information contained in the Original 2008 Form 10-K:

•                 Part II, Item 6 – Selected Financial Data;

•                 Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•                 Part II, Item 8 – Financial Statements and Supplementary Data.

Part II, Item 8 of the Original 2008 Form 10-K is being amended in its entirety and is attached within Exhibits 99.3 and 99.4 hereto, which is incorporated by reference herein.

Because this Report is being filed only for the purposes described above, and only affects the items specified above, the other information contained in the Original 2008 Form 10-K remain unchanged.  No attempt has been made in this Report to modify or update disclosures in the Original 2008 Form 10-K except as described above.  Accordingly, this Report should be read in conjunction with the Original 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Original 2008 Form 10-K.

9.01        Financial Statements and Exhibits

The following Exhibits filed with this Report and incorporated herein by reference update and supersede those portions of the 2008 Form 10-K that are affected by the adoption of FSP APB 14-1 and SFAS 160.  No other information in the Original 2008 Form 10-K has been updated for events or developments that have occurred subsequent to the filing of the Original 2008 Form 10-K with the SEC.  For developments since the filing of the Original 2008 Form 10-K, refer to our Quarterly Reports on Form 10-Q for the quarterly periods ended March 30, 2009 and June 30, 2009, and our Forms 8-K filed subsequent to March 2, 2009.  The information in this Report, including the Exhibits, should be read in conjunction with the Original 2008 Form 10-K and the Company’s subsequent filings with the SEC

(d)	Exhibits
23.1	Consent of Ernst & Young LLP
99.1	Selected Consolidated Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160 160)
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)
99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)
99.4	Consolidated Financial Statements and Notes to Consolidated Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC. (Registrant)

Date: October 26, 2009	/s/ John F. Rein, Jr.
John F. Rein, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP
99.1	Selected Consolidated Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)
99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)
99.4	Consolidated Financial Statements and Notes to Consolidated Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1 and SFAS 160)